UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54‑1284688 (I.R.S. Employer Identification No.)
628 Main Street, Danville, Virginia 24541 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Financial Officer

On October 16, 2019, American National Bankshares Inc. (the “Company”) announced that William W. Traynham, Executive Vice President and Chief Financial Officer of the Company and American National Bank and Trust Company, the Company’s subsidiary bank (the “Bank”), will retire effective October 31, 2019. Mr. Traynham is retiring due to medical reasons and not as a result of any disagreement between Mr. Traynham and the Company pertaining to the Company’s operations, policies or practices.

Appointment of Chief Financial Officer

On October 16, 2019, the Company also announced that Jeffrey W. Farrar, Executive Vice President and Chief Operating Officer of the Company, will assume the additional role of Chief Financial Officer of the Company and the Bank effective October 31, 2019. A description of Mr. Farrar’s background and qualifications is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2019. Mr. Farrar will continue to be employed pursuant to his existing employment agreement with the Company, which is described in the Company’s Current Report on Form 8-K filed with the SEC on August 5, 2019. There are no arrangements or understandings between Mr. Farrar and any other person pursuant to which he was appointed, nor are there are any family relationships between Mr. Farrar and any of the Company’s directors or executive officers. Mr. Farrar does not have any other material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing Mr. Traynham’s retirement and Mr. Farrar’s appointment is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release, dated October 16, 2019, announcing the retirement of William W. Traynham and appointment of Jeffrey W. Farrar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: October 16, 2019    By: /s/ Jeffrey V. Haley
Jeffrey V. Haley
President and Chief Executive Officer

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